                         REPORT OF INDEPENDENT AUDITORS



Shareholders
Rochester Medical Corporation



    We have audited the accompanying balance sheets of Rochester Medical Corporation as of September 30, 1996 and 1997, and the related statements of operations, shareholders' equity and cash flows for each of the three years in the period ended September 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rochester Medical Corporation at September 30, 1996 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles.



                                          Ernst & Young LLP



Minneapolis, Minnesota
October 15, 1997

                         ROCHESTER MEDICAL CORPORATION



                                 BALANCE SHEETS



                                                     SEPTEMBER 30,
                                               --------------------------
                                                   1996          1997
                                               ------------  ------------
                                 ASSETS

Current assets:
  Cash and cash equivalents..................  $  8,394,607  $  1,191,428
  Marketable securities......................     9,013,522     3,447,461
  Accounts receivable, less allowance for
    doubtful accounts ($50,000-- 1996;
    $62,000--1997)...........................     1,513,577     1,967,194
  Inventories................................     1,191,283     1,653,733
  Prepaid expenses and other current
    assets...................................        84,194       253,785
                                               ------------  ------------
Total current assets.........................    20,197,183     8,513,601
Property, plant and equipment:
  Land.......................................        60,001       161,001
  Building...................................       755,074     2,277,825
  Construction in progress...................     1,145,866     5,409,591
  Equipment and fixtures.....................     2,783,641     3,776,997
                                               ------------  ------------
                                                  4,744,582    11,625,414
  Less accumulated depreciation..............    (1,432,257)   (1,855,980)
                                               ------------  ------------
Total property, plant and equipment..........     3,312,325     9,769,434
Patents, less accumulated amortization
  ($313,937--1996; $428,736--1997)...........       378,232       330,338
                                               ------------  ------------
Total assets.................................  $ 23,887,740  $ 18,613,373
                                               ------------  ------------
                                               ------------  ------------

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable...........................  $    957,951  $    457,565
  Accrued compensation.......................        74,499       382,744
  Accrued clinical costs.....................        59,545       410,450
  Accrued expenses...........................       243,769       181,641
                                               ------------  ------------
Total current liabilities....................     1,335,764     1,432,400
Long-term debt...............................     3,320,625       --
Shareholders' equity:
  Common Stock, no par value:
    Authorized shares--20,000,000
    Issued and outstanding
      shares--4,127,500--1996;
      4,133,500--1997........................    24,648,913    24,697,199
  Accumulated deficit........................    (5,417,562)   (7,516,226)
                                               ------------  ------------
Total shareholders' equity...................    19,231,351    17,180,973
                                               ------------  ------------
Total liabilities and shareholders' equity...  $ 23,887,740  $ 18,613,373
                                               ------------  ------------
                                               ------------  ------------



                            See accompanying notes.

                         ROCHESTER MEDICAL CORPORATION



                            STATEMENTS OF OPERATIONS



                                                        FISCAL YEARS ENDED SEPTEMBER 30,
                                                    ----------------------------------------
                                                        1995          1996          1997
                                                    ------------  ------------  ------------
Net sales.........................................  $  3,130,746  $  5,540,408  $  7,615,439
Cost of sales.....................................     2,447,353     3,788,584     4,869,646
                                                    ------------  ------------  ------------
Gross profit......................................       683,393     1,751,824     2,745,793

Operating expenses:
  Marketing and selling...........................       858,458     1,351,443     2,209,747
  Research and development........................       358,004     1,181,569     1,450,883
  General and administrative......................       765,546     1,111,905     1,499,696
                                                    ------------  ------------  ------------
Total operating expenses..........................     1,982,008     3,644,917     5,160,326
                                                    ------------  ------------  ------------
Loss from operations..............................    (1,298,615)   (1,893,093)   (2,414,533)

Other income (expense):
  Interest income.................................        55,836       818,387       657,622
  Interest expense................................       (68,238)     (285,166)     (341,753)
                                                    ------------  ------------  ------------
Net loss..........................................  $ (1,311,017) $ (1,359,872) $ (2,098,664)
                                                    ------------  ------------  ------------
                                                    ------------  ------------  ------------
Net loss per common share.........................  $       (.49) $       (.35) $       (.51)
                                                    ------------  ------------  ------------
                                                    ------------  ------------  ------------
Weighted average number of common shares
  outstanding.....................................     2,681,510     3,866,764     4,131,600
                                                    ------------  ------------  ------------
                                                    ------------  ------------  ------------



                            See accompanying notes.

                         ROCHESTER MEDICAL CORPORATION



                       STATEMENT OF SHAREHOLDERS' EQUITY



                                                           COMMON STOCK          ACCUMULATED
                                                    --------------------------     DEFICIT
                                                       SHARES        AMOUNT      (DEDUCTION)       TOTAL
                                                    ------------  ------------  -------------  -------------
Balance September 30, 1994........................     2,664,000  $  7,561,518  $  (2,746,673) $   4,814,845
  Exercise of common stock warrants...............        60,000       168,000       --              168,000
  Net loss for the year...........................       --            --          (1,311,017)    (1,311,017)
                                                    ------------  ------------  -------------  -------------
Balance September 30, 1995........................     2,724,000     7,729,518     (4,057,690)     3,671,828
  Common stock issued in public offering..........     1,323,500    16,199,395       --           16,199,395
  Exercise of common stock warrants...............        80,000       720,000       --              720,000
  Net loss for the year...........................       --            --          (1,359,872)    (1,359,872)
                                                    ------------  ------------  -------------  -------------
Balance at September 30, 1996.....................     4,127,500    24,648,913     (5,417,562)    19,231,351
  Exercise of common stock options................         6,000        48,286       --               48,286
  Net loss for the year...........................       --            --          (2,098,664)    (2,098,664)
                                                    ------------  ------------  -------------  -------------
Balance at September 30, 1997.....................     4,133,500  $ 24,697,199  $  (7,516,226) $  17,180,973
                                                    ------------  ------------  -------------  -------------
                                                    ------------  ------------  -------------  -------------



                            See accompanying notes.

                         ROCHESTER MEDICAL CORPORATION



                            STATEMENTS OF CASH FLOWS



                                                                            FISCAL YEARS ENDED SEPTEMBER 30,
                                                                       -------------------------------------------
                                                                           1995           1996           1997
                                                                       -------------  -------------  -------------
OPERATING ACTIVITIES
Net loss.............................................................  $  (1,311,017) $  (1,359,872) $  (2,098,664)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization....................................        345,466        477,682        538,523
    Changes in operating assets and liabilities:
      Accounts receivable............................................        (33,734)      (761,353)      (453,617)
      Inventories....................................................        201,892       (425,139)      (462,450)
      Other current assets...........................................       (193,110)       295,272       (169,591)
      Accounts payable...............................................         52,584        753,622       (500,386)
      Other current liabilities......................................          2,424        126,474        597,022
                                                                       -------------  -------------  -------------
Net cash used in operating activities................................       (935,495)      (893,314)    (2,549,163)

INVESTING ACTIVITIES
Capital expenditures.................................................       (224,256)    (1,725,841)    (6,880,833)
Patents..............................................................        (93,249)       (82,452)       (66,905)
Purchase of marketable securities....................................     (1,888,217)   (17,220,523)   (18,388,824)
Sales and maturities of marketable securities........................      1,553,815      9,815,605     23,954,885
                                                                       -------------  -------------  -------------
Net cash used in investing activities................................       (651,907)    (9,213,211)    (1,381,677)

FINANCING ACTIVITIES
Proceeds from note payable...........................................      3,000,000       --             --
Interest expense added to note payable...............................         35,625        285,000        341,826
Proceeds from sale of common stock...................................       --           16,199,395         48,286
Payments on long-term debt...........................................       (415,665)      --           (3,662,451)
Exercise of common stock warrants....................................        168,000        720,000       --
                                                                       -------------  -------------  -------------
Net cash provided by (used in) financing activities..................      2,787,960     17,204,395     (3,272,339)
                                                                       -------------  -------------  -------------
Increase (decrease) in cash and cash equivalents.....................      1,200,558      7,097,870     (7,203,179)
Cash and cash equivalents at beginning of period.....................         96,179      1,296,737      8,394,607
                                                                       -------------  -------------  -------------
Cash and cash equivalents at end of period...........................  $   1,296,737  $   8,394,607  $   1,191,428
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------



                            See accompanying notes.

                         ROCHESTER MEDICAL CORPORATION



                         NOTES TO FINANCIAL STATEMENTS



                               SEPTEMBER 30, 1997



1.  BUSINESS ACTIVITY



    Rochester Medical Corporation (the "Company") develops, manufactures and markets innovative urinary continence care products for urinary dysfunction management and urine drainage management. The Company currently manufactures and markets a broad line of functionally and technologically enhanced latex-free versions of standard continence care products, including male external catheters, Foley catheters and intermittent catheters. The Company is also developing innovative and technologically advanced products designed to provide clinically and commercially attractive solutions to continence care needs.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



CASH EQUIVALENTS



    The Company considers all highly liquid investments with a remaining maturity of three months or less when purchased to be cash equivalents.



MARKETABLE SECURITIES



    Marketable securities are classified as available for sale and consist of US Treasury Bills and certificates of deposit. At September 30, 1996 and 1997, the market value of marketable securities approximates cost.



MANUFACTURING AND SALES



    The Company manufactures and sells its products to a full range of companies in the medical industry on a worldwide basis. There is a concentration of sales to larger medical wholesalers and distributors. The Company performs periodic credit evaluations of its customers' financial condition. The Company requires irrevocable letters of credit on sales to certain foreign customers. Receivables generally are due within 30 days. Credit losses relating to customers consistently have been within management expectations.



INVENTORIES



    Inventories, consisting of material, labor and manufacturing overhead, are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.



PROPERTY AND EQUIPMENT



    Property and equipment are stated at cost less accumulated depreciation. Depreciation is based on estimated useful lives of 4-35 years computed using the straight-line method.



PATENTS



    Capitalized costs include costs incurred in connection with making patent applications for the Company's products and are amortized on a straight-line basis over eight years. The Company periodically reviews its patents for impairment of value. Any adjustment from the analysis is charged to operations.

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RESEARCH AND DEVELOPMENT COSTS



    Research and development costs are charged to operations as incurred. Research and development costs include clinical testing costs, certain salary and related expenses, other labor costs, materials and an allocation of certain overhead expenses.



INCOME TAXES



    Income taxes are accounted for under the liability method.



STOCK-BASED COMPENSATION



    The Company follows Accounting Principles Board Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES" ("APB 25"), and related interpretations in accounting for its stock options. Under APB 25, when the exercise price of stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.



    The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No 123, ACCOUNTING FOR STOCK-BASED COMPENSATION.



USE OF ESTIMATES



    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



IMPAIRMENT OF LONG-LIVED ASSETS



    The Company will record impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.



NET LOSS PER SHARE



    Net loss per share is computed using the weighted average number of common shares outstanding during the period. Common equivalent shares from stock options and convertible debt are excluded from the computation as their effect is antidilutive. In February 1997, the Financial Accounting Standards Board
(FASB) issued FASB Statement No. 128, "Earnings Per Share". This Statement replaces the presentation of primary earnings per share (EPS) with basic EPS and also requires dual presentation of basic and diluted EPS for entities with complex capital structures. This statement is effective for financial statements for periods ending after December 15, 1997. For the year ended September 30, 1997, there is no difference between the basic loss per share under Statement No. 128 and net loss per share as reported.



RECLASSIFICATIONS



    Certain reclassifications have been made to the 1996 financial statements to conform to the 1997 presentation.

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



3.  ADVERTISING COSTS



    The Company incurred advertising expenses of $104,000, $151,000, and $185,000 for the years ended September 30, 1995, 1996 and 1997, respectively. All advertising costs are charged to operations as incurred.



4.  INVENTORIES



    Inventories are summarized as follows:



                                                          SEPTEMBER 30,
                                                       --------------------
                                                         1996       1997
                                                       ---------  ---------
Raw materials........................................  $ 878,885  $1,019,021
Work-in-process......................................    264,729    504,120
Finished goods.......................................    147,669    222,592
Reserve for inventory obsolescence...................   (100,000)   (92,000)
                                                       ---------  ---------
                                                       $1,191,283 $1,653,733
                                                       ---------  ---------
                                                       ---------  ---------



5.  SHAREHOLDERS' EQUITY



STOCK OPTIONS



    In January 1992, shareholders approved the 1991 Stock Option Plan (the Plan) in which 700,000 shares have been authorized for issuance under the Plan. Under terms of the Plan, the Board of Directors may grant employee incentive stock options equal to fair market value of the Company's Common Stock or employee non-qualified options at a price which cannot be less than 85% of the fair market value. Automatic non-employee director options are also covered under the Plan, under which 1,000 shares are granted at fair market value to non-employee directors on the date of each of the Company's Annual Meetings.



    In September 1995, the Board of Directors approved the 1995 Non-Statutory Stock Option Plan, which authorized the issuance of up to 50,000 shares of Common Stock. In September 1995, Medical Advisory Board members were granted options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $15.75 per share.

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



5.  SHAREHOLDERS' EQUITY (CONTINUED)


    Option activity is summarized as follows:



                                                                                              WEIGHTED
                                                                                               AVERAGE
                                                               SHARES                         EXERCISE
                                                            RESERVED FOR       OPTIONS        PRICE PER
                                                                GRANT        OUTSTANDING        SHARE
                                                            -------------   -------------   -------------
Balance as of September 30, 1994..........................         93,000        207,000    $       8.02
  Options granted.........................................         (9,500)         9,500           15.50
  Approval of non-statutory stock options.................         50,000        --              --
                                                            -------------   -------------
Balance as of September 30, 1995..........................        133,500        216,500            8.35
  Options granted.........................................       (253,000)       253,000           14.32
  Increase in authorized shares...........................        400,000        --              --
                                                            -------------   -------------
Balance as of September 30, 1996..........................        280,500        469,500           11.57
  Options granted.........................................        (79,000)        79,000           17.26
  Options exercised.......................................       --               (6,000)          11.42
  Options canceled........................................          7,500         (7,500)          15.70
                                                            -------------   -------------
Balance as of September 30, 1997..........................        209,000        535,000    $      12.35
                                                            -------------   -------------
                                                            -------------   -------------



    The weighted average fair value of options granted in 1996 and 1997 was $5.66 and $6.62 per share, respectively. The exercise price of options outstanding at September 30, 1997 ranged from $6.75 to $20.00 per share as summarized in the following table:



                              WEIGHTED                   WEIGHTED
                               AVERAGE                    AVERAGE
   RANGE OF       NUMBER      REMAINING     NUMBER       EXERCISE
   EXERCISE     OUTSTANDING  CONTRACTUAL  EXERCISABLE    PRICE PER
    PRICES      AT 9/30/97      LIFE      AT 9/30/97       SHARE
--------------  -----------  -----------  -----------  -------------
$6.75 - $10.75     202,000    1.3 years      109,250     $    7.93
11.00 -  15.50     222,000    3.6 years       75,500         13.76
15.75 -  20.00     111,000    4.3 years        8,000         17.41
                -----------               -----------
                   535,000    3.4 years      192,750     $   10.60
                -----------               -----------
                -----------               -----------



    The number of stock options exercisable at September 30, 1996 and 1997 was 32,750 and 105,625 at a weighted average exercise price of $8.69 and $9.75 per share, respectively.



    The Company has elected to follow Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25") and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided under FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement 123"), requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, when the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.



    Pro forma information regarding net loss and loss per share is required by Statement 123, and has been determined as if the Company had accounted for its employee stock options under the fair value

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



5.  SHAREHOLDERS' EQUITY (CONTINUED)


method of Statement 123. The fair value of these options was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 5.51%; volatility factor of the expected market price of the Company's common stock of .34 and a weighted average expected life of the option of five years.



    The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.



    For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the option's vesting period. The Company's pro forma information is as follows:



                                                      YEAR ENDED SEPTEMBER
                                                               30,
                                                        1996         1997
                                                     -----------  ----------
Pro forma net loss.................................  ($1,516,751) $(2,441,970)
Pro forma net loss per common share................   $    (.39)  $     (.59)



    These pro forma amounts may not be indicative of future years' amounts since the statement provides for a phase in of option values beginning with those granted in fiscal 1996.



WARRANTS



    In connection with the November 1995 public offering, the Company sold to the underwriters for a nominal purchase price five year warrants to purchase 75,000 shares of Common Stock at $14.85 per share. The warrants can be exercised any time through November 2000.

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



6.  INCOME TAXES



    Deferred income taxes are due to temporary differences between the carrying values of certain assets and liabilities for financial reporting and income tax purposes. Significant components of deferred income taxes are as follows:



                                                                         SEPTEMBER 30,
                                                                  ----------------------------
                                                                      1996           1997
                                                                  -------------  -------------
Deferred assets:
  Net operating loss............................................  $   2,123,000  $   2,710,000
  Allowance for uncollectible accounts..........................         17,000         21,000
  Inventory reserves............................................         34,000         31,000
  Accrued expenses..............................................          4,000         17,000
                                                                  -------------  -------------
Subtotal........................................................      2,178,000      2,779,000

Deferred liability:
  Depreciation and amortization.................................        315,000        318,000
                                                                  -------------  -------------
Net deferred income tax assets..................................      1,863,000      2,461,000
Valuation allowance.............................................     (1,863,000)    (2,461,000)
                                                                  -------------  -------------
Net deferred income taxes.......................................  $    --        $    --
                                                                  -------------  -------------
                                                                  -------------  -------------



    The Company will be subject to federal income taxes when operations become profitable. The Company's tax operating loss carryforwards of approximately $7,970,000 can be carried forward to offset future taxable income, limited due to changes in ownership under the net operating loss limitation rules, and expire in years 2003 through 2012.



7.  LONG-TERM DEBT



    Long-term debt consisted of a $3 million convertible loan and accrued interest with ConvaTec (see Note 12). The loan was unsecured and was due August 11, 2000. Interest on the loan was payable at a rate of 9.75% at maturity together with the principal amount. On September 30, 1997, the Company repaid the note and accrued interest in its entirety.



8.  COMMITMENTS



MINNESOTA TECHNOLOGIES INCORPORATED



    On September 30, 1992, Minnesota Technologies Incorporated ("MTI"), a Minnesota non-profit development organization, provided the Company a grant of $100,000 for the purpose of developing the automated production of Foley catheters. Under the terms of the MTI grant, the Company has agreed to repay MTI the amount of the grant together with 8% simple interest at the rate of 2.5% of gross sales of Foley catheters. The Company has further agreed to convey to MTI all rights in any intellectual property, including the manufacturing equipment and any patents issued with respect thereto, upon occurrence of any of the following events:

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



8.  COMMITMENTS (CONTINUED)


    1. The Company dissolves, becomes inoperative, or abandons the intellectual property relating to the automated production of Foley catheters: or



    2. More than 25% of its manufacturing or production facilities relating to Foley catheters are located outside the State of Minnesota before August 17, 1999.



    The grant was accounted for as a reduction in the cost of the equipment. Royalties earned by MTI are charged to operations as royalty expense. Royalty expense totaled $33,000 in 1995, $53,000 in 1996 and $23,000 in 1997. The
Company has repaid the grant and accrued interest as of September 30, 1997.



CITY OF STEWARTVILLE



    On September 28, 1995, the Company and the City of Stewartville, Minnesota ("City") entered into a Contract for Private Development ("City Agreement") and agreed to enter into an Assessment Agreement and Assessment Certification ("Assessment Agreement") relating to the development of the Company's proposed manufacturing facility. In connection therewith, the Company also agreed to use its best efforts to create 55 new full-time jobs in the City by December 31, 1998, and to pay real estate taxes without contest in accordance with the Assessment Agreement. Under the City Agreement, the City sold to the Company a 20 acre parcel of land for $60,000, and installed roads, utilities and certain public improvements benefiting the land. The Company has constructed a new 52,000 square foot facility. On December 23, 1996, the Company purchased an additional 8.38 acre parcel of land from the City for $100,000 to be used for future expansion of manufacturing facilities.


    At September 30, 1997, the Company had commitments of approximately $2,000,000 for capital expenditures, primarily related to new production facilities.



9.  LEASES



    Rent expense from operating leases for the years ended September 30, 1995, 1996, and 1997 was $57,000, $60,000, and $69,000, respectively.



10.  RELATED PARTY TRANSACTIONS



    The Company's corporate legal counsel is the brother-in-law of the CEO and President, the Vice President of Operations and of a member of the board of directors of the Company. During the years ended September 30, 1995, 1996, and 1997 the Company incurred legal fees and expenses of approximately $124,000, $83,000, and $90,000, respectively to such counsel for services rendered in connection with litigation and for general legal services. Management believes the fees paid for the services rendered to the Company were on terms at least as favorable to the Company as could have been obtained from an unrelated party.



    The chairman and chief executive officer of Mentor Corporation is the brother of the CEO and President, the Vice President of Operations, and a member of the board of directors of the Company (see Note 11).



    The Company entered into an agreement with Halcon, Inc. to purchase office furniture valued for $402,000. A payment of $86,000 was made in fiscal 1996 and $316,000 was paid in fiscal 1997. The chief executive officer of Halcon, Inc. is a director of the Company and the brother of the CEO and President and the Vice President of Operations of the Company. Management believes that the terms of the agreement are at least as favorable to the Company as could have been obtained from an unrelated party.

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



11.  MENTOR AGREEMENT AND RELATED LITIGATION



    In April 1991, the Company entered into an exclusive license, sales and distribution agreement ("MEC Agreement") for external catheters with Mentor Corporation (Mentor) for which the Company received a non-refundable license fee of $500,000. The agreement granted Mentor sales exclusivity for silicone external catheters in North and South America, Africa, Australia, and Western Europe and a patent license permitting Mentor to manufacture the catheter itself.



    On September 11, 1995, the Company and Mentor entered into a settlement agreement to conclude all pending litigation among Mentor, the Company and certain of the Company's officers. As part of the settlement agreement, the Company waived certain monetary claims against Mentor, which resulted in a write-off of approximately $115,000 of accounts receivable from Mentor in the fourth quarter of fiscal 1995. The Company previously wrote off $100,000 of Mentor accounts receivable in the third quarter of fiscal 1995. The settlement agreement also provided that Mentor purchase all of the Company's inventory of silicone male external catheters held for sale to Mentor at an agreed upon transfer price. This sale resulted in approximately $160,000 of net sales to Mentor during the fourth quarter of fiscal 1995. As part of the settlement agreement, Mentor's sales exclusivity was terminated.



12.  CONVATEC AGREEMENT



    On August 11, 1995, the Company entered into a Distribution and Co-Development Agreement (the "Distribution Agreement") with ConvaTec, a division of E.R. Squibb & Sons, Inc., a wholly-owned subsidiary of Bristol-Myers Squibb Company ("ConvaTec"), for the purpose of marketing and distributing the Company's incontinence and urological devices. Under the Distribution Agreement, the Company has granted ConvaTec, subject to obligations and limitations imposed by the Company's other distribution agreements, worldwide rights to market the Company's current products and products in development. The Company is obligated to offer ConvaTec rights of first and last refusal to market all products developed after the date of the Distribution Agreement. Under the Distribution Agreement, the Company retains worldwide marketing rights to its products under the Rochester Medical brand.



    The Distribution Agreement has a five year term expiring August 31, 2000. ConvaTec may, at its option, renew the Distribution Agreement for an additional five year term, and thereafter, renew the Distribution Agreement for up to five additional one year renewal periods. A party may terminate the Distribution Agreement only upon the other party's material breach of the Distribution Agreement, bankruptcy or insolvency, or an inability to perform under the Distribution Agreement for a period of more than six months. The Distribution Agreement may not be terminated in the event that a third party acquires the Company. The Company has agreed to indemnify ConvaTec against certain liabilities, including any patent infringement claims by third parties.

                         ROCHESTER MEDICAL CORPORATION

                               SEPTEMBER 30, 1997



13.  SIGNIFICANT CUSTOMERS



    Significant customers, measured as a percentage of sales, are summarized as follows:



                                                                                       SEPTEMBER 30,
                                                                           -------------------------------------
                                                                              1995         1996         1997
                                                                              -----        -----        -----
Significant customers:
  Allegiance Euromedical.................................................          19%          19%           4%
  ConvaTec...............................................................           5%          12%          24%
  Hollister..............................................................          25%          12%          10%
  Mentor.................................................................          14%          29%          30%
                                                                                   --           --           --
Total....................................................................          63%          72%          68%
                                                                                   --           --           --
                                                                                   --           --           --